UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 August 16, 2002

                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        000-23173                    52-1973990
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)              Identification No.)
 Incorporation)

              7500 Greenway Center Drive, Greenbelt, Maryland 20770
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 486-0400

                 ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On August 16, 2002, OAO Technology Solutions, Inc. announced the appointments of Charles A. Leader, OAOT's President and Chief Executive Officer, Donald Glickman, General Paul X. Kelley and George A. Sawyer as members of its Board of Directors, expanding OAOT's Board of Directors to 11 members.

Item 7. Exhibits.

      (c) Exhibits.

            99.1 Press Release dated August 16, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               OAO TECHNOLOGY SOLUTIONS, INC.


Date:  August 19, 2002         By: /s/ Charles A. Leader
                               ----------------------------------------

                               Charles A. Leader,
                               President and Chief Executive Officer


Date: August 19, 2002          By: /s/ J. Jeffrey Fox
                               ----------------------------------------

                               J. Jeffrey Fox,
                               Senior Vice President of
                               Finance and Chief Financial Officer

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                                  Exhibit Index

Exhibit

99.1    Press Release dated August 16, 2002.

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